GOING BEYOND

Regency Energy Partners LP
DUG Eagle Ford
October 11, 2011

REGENCY
ENERGY PARTNERS

Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Regency's Expanding Portfolio

- From the wellhead to market, Regency offers a full range of midstream natural gas services, including natural gas gathering and processing, contract compression, contract treating and transportation
- The Lone Star Joint Venture establishes an NGL platform that includes NGL storage, fractionation, processing and transportation services


Natural Gas Markets
Transmission Lines – RIGS/MEP
NGL Fractionation
NGL Storage
Marketable NGL Products
Gathering and Dehydration
Regency Field Services
Compression -
CDM Resource Management LLC
Processing and Treating -
Regency Field Services
Zephyr Gas Services
Mixed NGLs -
Lone Star JV

Integration of midstream, contract compression, contract treating and transportation segments, combined with a high-quality NGL business, provides a platform to offer complete midstream services to producers

Geographic Footprint

- Regency's presence across multiple formations provides geographic diversification

Asset Summary[1]	
Gathering Pipeline	5,283 miles
Treating/Processing Plants[2]	9
Intrastate Pipeline[3]	450 miles
Interstate Pipeline[4]	500 miles
Contract Compression (HP)	758,000
GPM	3,368
NGL Transportation[5]	1,066 miles
NGL Fractionation[5]	25,000 Bbls/d
NGL Storage (Brine Pond Capacity)[5]	43 MMBbls/d (23 MMBbls/d)

Regency Asset Base



Marcellus Shale
Permian Basin
Barnett Shale
Avalon Shale
Fayetteville Shale
Bone Springs
Cotton Valley
Eagle Ford Shale
Haynesville Shale
Bossier Shale
Compression & Treating Operating Base
Gathering System
Interstate & Intrastate Transportation System
RGNC Regional Offices
RGNC Corporate Dallas Headquarters
RGNC Treating/Processing Facility
LS Fractionation/ Processing Facility
LS Storage Facility
LS Pipeline
New Lone Star NGL Pipeline

1 As of 6/30/11
2 Operated within Regency's Gathering & Processing Segment
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest
4 Via MEP Joint Venture, in which Regency has a 50% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
5 Via Lone Star Joint Venture, in which Regency has a 30% interest

Taking the Eagle Ford to Market



Regency Gathering & Processing: South Texas

REGENCY ENERGY PARTNERS

- Regency's south Texas operations include integrated gathering, contract compression and contract treating services


San Antonio
Fashing Plant
Tilden Plant

Plant Facility
Lean and Sour
Rich and Sour
Lone Star NGL Expansion
Rich and Sweet
Eagle Ford Gathering Expansion

South Texas Assets	
Treating Facilities	2
Gathering System Length (miles)	565
Compression (HP)	40,003
Total Treating Capacity (GPM)	750

Key Assets	Capacity
Tilden Treating Plant	400 GPM
Fashing Treating – Edwards Lime JV	350 GPM
Tilden (Lean/Sour) Gathering System	60 MMcf/d
Tilden (Rich/Sour) Gathering System	40 MMcf/d
LaSalle (Rich/Sweet) Gathering System	225 MMcf/d
Fashing (Lean/Sour) Gathering System	75 MMcf/d

Key Producer Customers	
SM Energy	Chesapeake
Talisman/Statoil	Lewis Energy
Rosetta	El Paso
XTO	EOG
Conoco	

System Outlets	
Transco	Enterprise
DCP Midstream	Kinder/Copano

Contract Compression Overview

Contract Compression Operating Base[1,2]

Map Legend
- North Region
- Central Region
- West Region
- Gulf Coast Region



West Region
- 70,170 horsepower
- 136 units

Gulf Coast Region
- 241,261 horsepower
- 279 units

Contract Treating Operating Base[2]

Map Legend
- Region 1 (LA)
- Region 2 (TX, AR)



Gulf Coast Treating
- 6 Amine Plants
- 15 Gas Coolers
- 5 JT Plants
- 9 NGL Storage Tanks
- 8 Miscellaneous

1 Excludes HP owned by Regency that is serviced by our Contract Compression Segment
2 As of 6/30/2011

Lone Star Asset Overview

REGENCY ENERGY PARTNERS

Storage

- Mont Belvieu Storage Facility
- Hattiesburg Storage Facility

Pipeline Transportation

- West Texas NGL Pipeline

Fractionation and Processing

- Two cryogenic processing plants
- 25,000 Bbls/d fractionator
- Sea Robin Gas Processing Plant



Texas
Oklahoma
Arkansas
Mississippi
Louisiana
Legend
Pump Station
Third Party Gas Plants
Underground Storage
Gas Plants
Liquid Storage
West Texas Pipeline
1,066 mile long-haul 12-inch NGL pipeline
144,000 Bbls/d of capacity
12 pump stations with 21,500 hp
Sea Robin
Total gas capacity of 850 MMcf/d
Total liquids capacity of 26,000 Bbls/d
20% equity interest
Hattiesburg Storage
3.9 million Bbls of usable storage capacity, with 9.6 million Bbls of total cavern capacity
75,000 Bbls of brine pond capacity
Mont Belvieu Storage
43 million Bbls of storage capacity
Approx. 23 million Bbls of brine pond capacity
Extensive connectivity to regional refinery and petrochemical producers
Cedar Bayou Injection
Geismar Fractionator
Sorrento Plant
Chalmette Plant
Refinery Services
82 MMcf/d cryogenic capacity
25,000 Bbls/d fractionation capacity
Energy Transfer Godley Processing Plant
Regency Waha Processing Plant

Eagle Ford Shale Growth

- Since the beginning of 2010, rig counts in the Eagle Ford Shale have increased approximately 350%

Eagle Ford Shale Rig Counts[1]



Rigs
200
180
160
140
120
100
80
60
40
20
0
42
61
91
111
134
164
188
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

1 TPH Weekly Rig Roundup; October 3, 2011

Eagle Ford Shale Growth

- Domestic NGL demand is expected to remain strong as a result of low relative feedstock costs, coupled with increased global petrochemical demand
- An incremental 350-450 MBbls/d of y-grade NGLs could be produced in the Eagle Ford Shale over the next seven years[1]
- An estimated 430 MBbls/d of incremental NGL takeaway capacity from the Eagle Ford Shale to Mont Belvieu have been announced[1]

Projected NGL Production From The Eagle Ford Shale[1]



Incremental NGL Production @ 8 GPM
Incremental NGL Production @ 7 GPM
Incremental NGL Production @ 6 GPM
Incremental NGL Takeaway Capacity
NGL Production vs. Takeaway Capacity (MBbls/d)
500
450
400
350
300
250
200
150
100
50
0
Initial
2011E
2012E
2013E
2014E
2015E
2016E
2017E

Note: Assumes NGL recovery rate of 80%

1 Wells Fargo NGL Snapshot; May 2011, Regency internal analysis and public filings

Processing, Compression & Treating Needs

- Midstream companies have announced plans to construct more than 1.9 Bcf/d of natural gas processing capacity[1]
- With pipeline market specs of approximately 2% CO_2 and 4 ppm H_2S, lean Eagle Ford gas will require significant treating infrastructure

Typical Eagle Ford Gas Quality[2]			
	Casinghead	Wet Gas	Dry Gas
BTU (Sat.)	1,361	1,227	1,015
GPM	8.0	5.0	1.4
CO_2	1.8	1.1	3.8



Real
Bandera
Comal
Caldwell
Guadalupe
Kinney
Uvalde
Medina
Bexar
Gonzales
High H_2S ~ 10,000+ PPM
Zavala
Frio
Atascosa
Maverick
Texas
Dimmit
H_2S ~ 50 PPM
La Salle
Live Oak
San Patricio
Eagle Ford Gathering Expansion
Jim Wells
Duval
Nueces
Kleberg
Legend
RGP Plant Facility
Lone Star NGL Expansion
RGP South Texas
Compression/ Treating Operations
Dry Gas Window
Condensate Window
Oil Window

1 Wells Fargo NGL Snapshot; May 2011
2 Regency internal analysis

Eagle Ford Well Declines

➤ Additional compression will be necessary to handle declining flowing tubing pressure


Typical Eagle Ford Well Decline[1]
10,000
1,000
100
10
Mcf/d
Mo 1
Mo 4
Mo 7
Mo 10
Mo 13
Mo 16
Mo 19
Mo 22
Mo 25
Mo 28
Mo 31
Mo 34
Mo 37
Mo 40
Mo 43
Mo 46
Mo 49
Mo 52
Mo 55
Mo 58
Mo 61
Mo 64
Mo 67
Mo 70
Mo 73
Mo 76
Mo 79
Mo 82
Months (7 years)
Dry Area
Wet Area
Casinghead

1 Regency Internal Analysis

Regency South Texas Expansion Plans

- Provide gas and condensate gathering services for producers in the Eagle Ford Shale



San Antonio
Fashing Plant
Tilden Plant
Adding 100 GPM treating capacity

Eagle Ford Expansion – Key Highlights	
Miles of Gathering Pipeline	400
Compression (HP)	125,000
Gas and Condensate Terminals	4

Other South Texas Expansion Activity	Capacity
Tilden Treating Plant Expansion	Incremental 100 GPM

Lean and Sour
Rich and Sweet
Rich and Sour
Eagle Ford Gathering Expansion
Lone Star NGL Expansion

Upon completion of the Eagle Ford and Tilden expansions, Regency's entire south Texas system will be capable of gathering, compressing, treating and transporting up to 1 Bcf/d of natural gas and 26,500 Bbls/d of condensate to downstream outlets

Lone Star JV Expansion Plans

REGENCY ENERGY PARTNERS

Mont Belvieu Lone Star Fractionator

- 100,000 Bbls/d NGL fractionator to be constructed at Mont Belvieu
- Additional Y-grade liquids storage facilities to be developed
- Estimated cost of $350 – $375 million
- Expected in-service Q1 2013

West Texas Natural Gas Liquids Pipeline

- Approximately 530 miles of 16-inch pipe
- Originating in Winkler County and terminating in Jackson County, Texas
- Cost of $700 million (ETP will pay 70% and Regency will pay 30%)
- Estimated in-service Q1 2013


LST[1] – Existing 12" – 144,000 Bbls/d capacity
LST[1] – New 16" – 240,000 Bbls/d capacity
ETP[2] – New 20" – 340,000 Bbls/d capacity
DFW
Midland
Existing 12", LST
RGP WTX Gathering
New 16", LST
SA
New 20", ETC
Mont Belvieu
ETP Jackson Plant

1 Lone Star Joint Venture
2 Energy Transfer Partners, L.P.

Eagle Ford Takeaway Capacity

REGENCY ENERGY PARTNERS

- Including a portion of Lone Star's new NGL Pipeline, an estimated 430 Mbbls/d of incremental NGL takeaway capacity from the Eagle Ford Shale to Mont Belvieu have been announced[1]
- In addition, approximately 2.4 Bcf/d of incremental wet gas takeaway capacity has been announced[1]
- Including Lone Star's new fractionation facility, an additional 600 Mbbls/d of fractionation capacity have been announced to accommodate increased production[1]

Major NGL Pipeline Expansions[1]



TX
LA
New Lone Star NGL Pipeline
New ETP Jackson to Mont Belvieu Pipeline
New RGP Eagle Ford Gathering Expansion
Other Proposed NGL & Wet Gas Pipelines
Mont Belvieu
New Fractionators

1 Wells Fargo NGL Snapshot; May 2011; Regency internal analysis and public filings

Conclusion



Concluding Thoughts: Keys to Successfully Taking Eagle Ford To Market

- Eagle Ford offers distinct competitive advantages to comparable rich gas plays
  - Lower construction costs
  - Direct access to Gulf Coast market

- Speed-to-market in Eagle Ford is an overriding competitive advantage
  - Requires flexible midstream providers that move quickly

- Midstream companies are expanding capacity to meet projected production growth requirements
  - Current pipeline constraints are upstream of the processing plants, but should be alleviated as announced projects come online in late 2012
  - Additional processing capacity will be ready as pipeline projects come online
  - Potential for constraints at fractionators as incremental capacity is not scheduled to come online until early 2013